UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MSCI Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MSCI INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717	Your Vote Counts! MSCI INC. 2022 Annual Meeting For Holders as of: March 1, 2022 Date: April 26, 2022 Time: 2:30 PM Eastern Time Vote by: April 25, 2022 11:59 PM Eastern Time

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You invested in MSCI INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 26, 2022 2:30 PM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/MSCI2022

*Please check the meeting materials for any special requirements for meeting attendance.	V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Henry A. Fernandez	For
1b.	Robert G. Ashe	For
1c.	Wayne Edmunds	For
1d.	Catherine R. Kinney	For
1e.	Jacques P. Perold	For
1f.	Sandy C. Rattray	For
1g.	Linda H. Riefler	For
1h.	Marcus L. Smith	For
1i.	Rajat Taneja	For
1j.	Paula Volent	For
2.	To approve, by non-binding vote, our executive compensation, as described in these proxy materials.	For
3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent auditor.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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